Exhibit 10.32.1
FIRST AMENDMENT TO
THE BENEFIT RESTORATION PLAN
OF AVERY DENNISON CORPORATION
(Amended and Restated Effective
As of December 4, 2008)
          Avery Dennison Corporation, a Delaware corporation, (the “Company”) adopted the Benefit Restoration Plan of Avery Dennison Corporation (the “Plan”), effective as of December 1, 1994 (the “Effective Date”), for the benefit of its eligible employees. The Plan has been amended from time to time, and most recently amended by the December 4, 2008 Amendment and Restatement of the Plan (the “2008 Restatement”). The Plan constitutes an unfunded “excess benefit plan” within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan is maintained primarily for the purpose of providing deferred Compensation for a select group of management or highly compensated employees, within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1).
          In order to freeze the Plan so that no Plan Participant shall accrue any additional Benefit under the Plan after December 31, 2010, this First Amendment to the 2008 Restatement has been adopted by the Company, effective as of the dates set forth below. This Amendment, together with the 2008 Restatement, constitutes the entire Plan as amended to date.
     1. Effective as of November 30, 2008, all references to the “Dennison Retirement Plan” in the Plan shall change to the “Avery Dennison Pension Plan.”
     2. Effective as of the opening of business on January 1, 2011, the definition of “Benefit” set forth in Article I of the Plan is hereby amended by adding the following at the end thereof:
No additional Benefit shall accrue under Article IV of the Plan after December 31, 2010.
     3. Effective as of the opening of business on January 1, 2011, the definition of “Benefit Service” set forth in Article I of the Plan is hereby amended by adding the following at the end thereof:
Notwithstanding the foregoing, no Participant shall be credited with any Benefit Service after December 31, 2010.
     4. Effective as of the opening of business on January 1, 2011, the definition of “Compensation — Unrestricted” set forth in Article I of the Plan is hereby amended by adding the following at the end thereof:
Notwithstanding the foregoing, “Compensation — Unrestricted” shall not include (i) amounts earned for periods after the last payroll period ending in 2010 and (ii) bonuses earned for service in 2010 but paid after 2010. However, if a Participant has a severance from employment before January 1, 2011, his Compensation —

Unrestricted shall include amounts paid to him within 30 days after the date of his severance from employment.
     5. Effective as of the opening of business on January 1, 2011, the definition of “Qualified Benefit” set forth in Article I of the Plan is hereby amended by adding the following at the end thereof:
No Qualified Benefit shall accrue after December 31, 2010.
     6. Effective as of the opening of business on January 1, 2011, the definition of “Qualified Benefit — Unrestricted” set forth in Article I of the Plan is hereby amended by adding the following at the end thereof:
No Qualified Benefit — Unrestricted shall accrue after December 31, 2010.
     7. Effective as of November 30, 2008, the definition of “Qualified Plan” set forth in Article I of the Plan is hereby amended to read in its entirety as follows:
“Qualified Plan” shall mean the Associate Plan, a component plan under the Avery Dennison Pension Plan set forth in Appendix B thereof, as it may be amended from time to time, or any successor plan. The Avery Dennison Pension Plan is a qualified employer plan as defined under Treasury Regulations Section 1.409A-1(a)(2).
     8. Effective as of November 30, 2008, the definition of the “Retirement Plan” set forth in Article I is hereby deleted in its entirety.
     9. Effective as of the opening of business on January 1, 2011, the definition of “Vested Benefit” set forth in Article I is hereby amended by adding the following sentence at the end thereof:
Participants shall continue to accrue “years of vesting service” under the Qualified Plan after December 31, 2010.
    10. Effective as of the opening of business on January 1, 2011, Section 2.1 of the Plan is hereby amended by adding the following at the end thereof:
All current Participants on December 31, 2010 shall be on inactive status and shall cease to accrue additional Benefits after such date. No Employee shall become a Participant after December 31, 2010.
    11. Effective as of November 30, 2008, Section 4.1(a)(i)a.1. is hereby amended to read in its entirety as follows:
1.	his Qualified Benefit (using the “Formula Amount” under Supplement B of the Associate Plan) and

     12. Effective as of the opening of business on January 1, 2011, Section 4.1(c) is hereby added to the Plan to read in its entirety as follows:
     (c) Notwithstanding the foregoing, no Benefit shall accrue under the Plan for any Participant after December 31, 2010.
     13. Effective as of the opening of business on January 1, 2011, the following new paragraph is hereby added to the end of Appendix A to the Plan to read in its entirety as follows:
     No Employee shall participate in the Plan or accrue a Benefit under the Plan after December 31, 2010.
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     Executed at Pasadena, California, this 16th day of December, 2010.

AVERY DENNISON CORPORATION

By	/s/ Dean A. Scarborough Dean A. Scarborough
Chairman, President and Chief Executive Officer

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